AGREEMENT
                              TRANSFER OF SHARE OF
                             LLC "VICTORIA SIBWOOD"

Novosibirsk                                                        July 26, 2004

     VICTORIA RESOURCES, INC., represented by Kislinskii Victor Petrovich, acting on the grounds of the letter of attorney w\o No. dated August 13, 2003, hereinafter referred to as the "Seller", on the one part, and

     Limited Liability Company "Tomlesprominvest", represented by the Director Efimenko Nikolay Nikolaevich, acting on the grounds of the Charter, hereinafter referred to as the "Buyer", on the other part, have  made  the  present  Agreement  about  the  following:

                           1. SUBJECT OF THE CONTRACT

     1.1. Under the present Agreement, the Seller shall sell and the Buyer shall buy the share in charter capital of LLC "Victoria Sibwood" of nominal value 5000 (five thousand) Ruble, constituting 50 (fifty) % of charter capital of LLC
"Victoris  Sibwood"  and  beneficially  owned  by  the  Seller  (hereafter  -the
"Share").

     1.2. Share has been paid in cash to the Seller's representative upon the subscription of the present Agreement.

                            2. PARTIES' LIABILITIES

     2.1.  The  Seller  is  liable:

     2.1.1. To inform LLC "Victoria Sibwood" in the written form about transfer of share in charter capital to the Buyer within 14 (fourteen) calendar days upon the subscription of the present Agreement.

     2.2.  The  Buyer  is  liable:

     2.2.1.  To  pay  for  the  share  in  the  charter capital of LLC "Victoria
Sibwood"  in  accordance  with  terms  stipulated  by  the  present  Agreement.

                                 3. ARBITRATION

     3.1. All disputes which can arise out or in connection with the present Contract shall be solved by means of mutual negotiations.

     3.2. In case a mutually acceptable decision cannot be reached, the dispute is referred to Arbitration Court of Chelyabinsk Region.

                               4. VALIDITY PERIOD

     4.1. The Agreement comes into force upon subscription and till the complete fulfillment of all liabilities.

     4.2. Unilateral refusal to fulfill obligations under the present Agreement is not allowed.

                            5. ADDITIONAL PROVISIONS

     5.1. The present Agreement is drawn out in duplicate valid equally, for either of the Party.

     5.2. All changes and alternations to the present Agreement are considered valid only if made in the written form and signed by the both Parties

     5.3. The Parties shall act in accordance with the current legislation of RF in other events not specified by the present Contract.

                    6. PARTIES ADDRESSES AND BANKING DETAILS

BUYER:


LLC  "TOMLESPROMINVEST"

Adress:  630007,  Russia,  Novosibirsk  Region,
Novosibirsk,  Serebrinnikovskaya  23;
Tax ID: 5406168235; registered by Novosibirsk
Registration Chamber in July 27, 2000,
registration certificate No. 30203


DIRECTOR:

/S/     N.N. EFIMENKO